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                                                                 Exhibit 10.14


                             CONFIDENTIAL TREATMENT



                                 LEUKOSITE, INC.
                         CHRISTOPHER K. MIRABELLI, PH.D.
                              Chairman of the Board
                             Chief Executive Officer



October 7, 1996

Wendell Wierenga, Ph.D.
Senior Vice President, Research
Pharmaceutical Research Division
Warmer-Lambert/Parke-Davis
2800 Plymouth Rd.
Ann Arbor, MI  48106-1047

Dear Wendell:

               As per our mutual interest in expanding our ongoing collaborative relationship, below is a description and set of terms and conditions for a one year collaborative agreement.

Scientific Plan

- LeukoSite will establish assays in format for high throughput screening of ******************************************************
         **********************************

- Parke-Davis will screen the Parke-Davis compound collection for antagonists.

-        LeukoSite will make monoclonal antibodies t- ********************
         ***************************

- Parke-Davis and LeukoSite will collaborate, possibly with academic labs, on devising secondary assays on binding and signaling of ****
         *******************************************************************
         ************

- Parke-Davis will evaluate the antiviral activity of compounds discovered in ****************************




 * Confidential treatment requested: material has been omitted and filed separately with the Commission.
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Terms

- The collaboration will terminate ************ from the signing of this agreement letter, unless extended by mutual agreement.

- During the **************** LeukoSite and Parke-Davis will work together on a semiexclusive basis with regard to the screening and characterization of compounds from the Parke-Davis and LeukoSite compound libraries.

   LeukoSite will not enter into any other similar collaboration with a commercial partner during the period except, LeukoSite will retain the right to enter into an agreement with a third party with regard to screening and discovery of small molecule antagonists for development and commercialization in Japan.

Commercial Terms

- Parke-Davis will pay LeukoSite a milestone of ***** If a compound is discovered with antiviral activity with a ******************************
   ************************************************************************
   *******************************************  Alternatively, if this is reached and Parke-Davis decides not to pursue the project further and elects not to pay this milestone, the collaboration will terminate and LeukoSite will have exclusive rights to use the results of the collaboration. Terms and conditions for such rights to compounds found from the Parke-Davis Library will be negotiated.

- At the end of the one year, if there is mutual interest in continuing the collaboration, Parke-Davis and LeukoSite will negotiate a research collaboration agreement that includes milestone and royalty terms,
   ************************************************************************
   ************************************************************************
   ************************************************************************
   ***********************

- If the collaboration terminates without LeukoSite and Parke-Davis reaching an agreement on proceeding with the collaboration, both companies will be free to continue independently with all of the results from the collaboration. LeukoSite will have the right to find another partner to work on the project, with no further obligations to Parke-Davis. Parke-Davis will be obligated to pay LeukoSite ********* milestone payment if it proceeds with the project, independent from



 * Confidential treatment requested: material has been omitted and filed separately with the Commission.



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   LeukoSite. If either party commercializes a compound derived from a lead identified during the ********* collaborative period (alone or with another partner) it will agree to pay the other a royalty or portion of revenues received on the sale of the product. The royalty or portion of revenues to be paid will be agreed to upon termination of the ******** agreement.





-           ********************************************************************
        ************************************************************************

-           ********************************************************************
        ************************************************************************
        ***************************************

            ********************************************************************
********************************************************************************
***************

Japan

-           ********************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************
********************************************************************************



 * Confidential treatment requested: material has been omitted and filed separately with the Commission.

For and on behalf of
LeukoSite,

Signed: [signature appears here]

Name (printed): Christopher K. Mirabelli

Position: CEO and Chairman, Board of Directors

Accepted, acknowledged and agreed for and on behalf of Warner-Lambert/Parke-Davis

Signed: [signature appears here]

Name (printed):

Position:


*Confidential treatment requested: material has been omitted and filed separately with the Commission.


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